Logo - American Funds (R)

                    The Tax-Exempt Bond Fund of America, Inc.
                              333 South Hope Street
                       Los Angeles, California 90071-1406
                              Phone (213) 486 9200



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


NEIL L. LANGBERG, President and PEO, and SHARON G. MOSELEY, Treasurer of The Tax-Exempt Bond Fund of America, Inc., (the "Registrant"), each certify to the best of his or her knowledge that:

1) The Registrant's periodic report on Form N-CSR for the period ended August 31, 2004 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2) The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Principal Executive Officer                        Principal Financial Officer

The Tax-Exempt Bond                                The Tax-Exempt Bond
Fund of America, Inc.                              Fund of America, Inc.

/s/ Neil L. Langberg                               /s/ Sharon G. Moseley
----------------------------                       -----------------------------
Neil L. Langberg, President                        Sharon G. Moseley, Treasurer

Date: November 8, 2004                             Date: November 8, 2004


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to THE TAX-EXEMPT BOND FUND OF AMERICA, INC. and will be retained by THE TAX-EXEMPT BOND FUND OF AMERICA, INC. and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR filed with the Commission.